EQ ADVISORS TRUSTSM

1290 VT Moderate Growth Allocation Portfolio

SUPPLEMENT DATED DECEMBER 21, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to notify prospective investors that Class K shares of the 1290 VT Moderate Growth Allocation Portfolio have been terminated and are not available for investment. Class K ceased operations and has no assets or shareholders. Effective immediately, all references to Class K shares of the 1290 VT Moderate Growth Allocation Portfolio are removed from the Summary Prospectus and Prospectus.